UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 28, 2015

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 30-September 3, 2015, CMS Energy Corporation’s (“CMS Energy”) management will be meeting with investors. A copy of the CMS Energy handout to be used at these meetings is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	CMS Energy handout dated August 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: August 28, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: August 28, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1	CMS Energy handout dated August 30, 2015